EXHIBIT 32.1

SECTION 1350 CERTIFICATION

In connection with the Quarterly Report of Malvern Federal Bancorp, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2008, each of the undersigned, Ronald Anderson, President and Chief Executive Officer of the Company, and Dennis Boyle, Senior Vice President and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 9, 2008	By:	/s/ Ronald Anderson
Ronald Anderson
President and Chief Executive Officer

Date: May 9, 2008	By:	/s/ Dennis Boyle
Dennis Boyle
Senior Vice President and
Chief Financial Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been provided to Malvern Federal Bancorp, Inc. and will be retained by Malvern Federal Bancorp, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.